Finance income (costs), net	12 Months Ended
Jun. 30, 2023
Finance income (costs), net
Finance income (costs), net

11.    Finance income (costs), net

Finance expenses, net consists of the following:

	Year ended June 30,
(in € thousands)	2021	2022	2023
Finance costs
Interest expenses from Shareholder Loans	(5,990)	—	—
Interest expenses on revolving credit facility	(723)	(386)	(401)
Interest expenses on leases	(612)	(612)	(2,417)
Total Finance costs	(7,325)	(998)	(2,818)

Net gain on Shareholder Loans at FVTPL	7,601	—	—
Foreign exchange gains from Shareholder Loans	14,613	—	—
Other interest income	202	—	358
Total Finance income	22,416	—	358
Finance income (costs), net	15,091	(998)	(2,460)

Further information on interest expenses on leases can be found in Note 16 and expenses and income from Shareholder Loans can be found in Note 21.